UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

(Amendment No. 1)

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2014

Nortek, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Exchange Street, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600

(Registrant’s Telephone Number, Including Area Code)

50 Kennedy Plaza, Providence, Rhode Island 02903-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Nortek, Inc. (the “Company”) hereby amends its Current Report on Form 8-K dated April 30, 2014 describing the completion of the Company’s acquisition of the heating, ventilation and air conditioning business of Thomas & Betts Corporation (“T&B”) (the “HVAC Division”) from T&B, Thomas & Betts Netherlands B.V., Thomas & Betts International, LLC, Thomas & Betts Holdings (U.K.) Limited, and Thomas & Betts Monterrey S. de R.L. de C.V.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined statements of operations, comprehensive income, cash flows and changes in parent company equity of the HVAC Division for the year ended December 31, 2013 (Successor), the periods from May 16, 2012 to December 31, 2012 (Successor) and January 1, 2012 to May 15, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor) and the audited combined statements of financial position as of December 31, 2013 and 2012 (Successor) are incorporated herein by reference to Exhibit 99.1 in this current report.

(b) Pro Forma Financial Information.

Pro forma financial information is incorporated herein by reference to Exhibit 99.2 to this current report.

(c) Exhibits.

2.1	Purchase and Sale Agreement dated March 21, 2014 by and between Nortek, Inc. and Thomas & Betts Corporation, Thomas & Betts Netherlands B.V., Thomas & Betts International, LLC, Thomas & Betts Holdings (U.K.) Limited, and Thomas & Betts Monterrey S. de R.L. de C.V., as amended by Amendment No. 1 dated April 29, 2014 (incorporated by reference to Exhibit 2.1 to Nortek, Inc. Form 8-K filed April 30, 2014).

10.1	Amended and Restated Credit Agreement, dated as of April 30, 2014, by and among, Nortek, Inc., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to Nortek, Inc. Form 8-K filed April 30, 2014).

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Combined Financial Statements of the HVAC Division (a business of ABB Ltd)

Combined Statements of Operations for the year ended December 31, 2013 (Successor), the periods from May 16, 2012 to December 31, 2012 (Successor) and January 1, 2012 to May 15, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor)

Combined Statements of Comprehensive Income for the year ended December 31, 2013 (Successor), the periods from May 16, 2012 to December 31, 2012 (Successor) and January 1, 2012 to May 15, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor)

Combined Statements of Financial Position as of December 31, 2013 and 2012 (Successor)

Combined Statements of Cash Flows for the year ended December 31, 2013 (Successor), the periods from May 16, 2012 to December 31, 2012 (Successor) and January 1, 2012 to May 15, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor)

Combined Statements of Changes in Parent Company Equity for the year ended December 31, 2013 (Successor), the periods from May 16, 2012 to December 31, 2012 (Successor) and January 1, 2012 to May 15, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor)

Notes to the Combined Financial Statements

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Nortek, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2013
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2013
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

99.3	Press release of Nortek, Inc., dated April 30, 2014 (incorporated by reference to Exhibit 99.1 to Nortek, Inc. Form 8-K filed April 30, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By:	/s/ Kevin W. Donnelly
Name: Kevin W. Donnelly Title: Senior Vice President, General Counsel and Secretary

Date:    July 10, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1	Purchase and Sale Agreement dated March 21, 2014 by and between Nortek, Inc. and Thomas & Betts Corporation, Thomas & Betts Netherlands B.V., Thomas & Betts International, LLC, Thomas & Betts Holdings (U.K.) Limited, and Thomas & Betts Monterrey S. de R.L. de C.V., as amended by Amendment No. 1 dated April 29, 2014 (incorporated by reference to Exhibit 2.1 to Nortek, Inc. Form 8-K filed April 30, 2014).

10.1	Amended and Restated Credit Agreement, dated as of April 30, 2014, by and among, Nortek, Inc., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to Nortek, Inc. Form 8-K filed April 30, 2014).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Combined Financial Statements of the HVAC Division (a business of ABB Ltd)

Combined Statements of Operations for the year ended December 31, 2013 (Successor), the periods from May 16, 2012 to December 31, 2012 (Successor) and January 1, 2012 to May 15, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor)

Combined Statements of Comprehensive Income for the year ended December 31, 2013 (Successor), the periods from May 16, 2012 to December 31, 2012 (Successor) and January 1, 2012 to May 15, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor)

Combined Statements of Financial Position as of December 31, 2013 and 2012 (Successor)

Combined Statements of Cash Flows for the year ended December 31, 2013 (Successor), the periods from May 16, 2012 to December 31, 2012 (Successor) and January 1, 2012 to May 15, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor)

Combined Statements of Changes in Parent Company Investment for the year ended December 31, 2013 (Successor), the periods from May 16, 2012 to December 31, 2012 (Successor) and January 1, 2012 to May 15, 2012 (Predecessor) and the year ended December 31, 2011 (Predecessor)

Notes to the Combined Financial Statements

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Nortek, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2013
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2013
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

99.3	Press release of Nortek, Inc., dated April 30, 2014 (incorporated by reference to Exhibit 99.1 to Nortek, Inc. Form 8-K filed April 30, 2014).